UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2016

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

One Hundred-Nineteenth Supplemental Indenture

On July 19, 2016, NRG Energy, Inc. (“NRG”), the subsidiaries of NRG currently party to the 2006 Indenture (defined below), Allied Home Warranty GP LLC (the “Guaranteeing Subsidiary”), and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into the one hundred-nineteenth supplemental indenture (the “One Hundred-Nineteenth Supplemental Indenture”), supplementing the indenture, dated as of February 2, 2006 (the “2006 Base Indenture”), as supplemented by (i) the thirty-sixth supplemental indenture, dated as of August 20, 2010 (the “Thirty-Sixth Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 8.25% senior notes due 2020 (the “2020 Notes”), (ii) the forty-second supplemental indenture, dated as of January 26, 2011 (the “Forty-Second Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.625% senior notes due 2018 (the “2018 Notes”), (iii) the fifty-first supplemental indenture, dated as of May 24, 2011 (the “Fifty-First Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.875% senior notes due 2021 (the “2021 Notes”), (iv) the seventieth supplemental indenture, dated as of September 24, 2012 (the “Seventieth Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $990,000,000 aggregate principal amount of 6.625% senior notes due 2023 (the “2023 Notes”), and (v) the one hundred-ninth supplemental indenture, dated as of January 27, 2014 (the “One Hundred-Ninth Supplemental Indenture,” and together with the 2006 Base Indenture, the Thirty-Sixth Supplemental Indenture, the Forty-Second Supplemental Indenture, the Fifty-First Supplemental Indenture and the Seventieth Supplemental Indenture, each as further supplemented and amended to the date hereof, the “2006 Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 6.250% senior notes due 2022 (the “2022 Notes,” and collectively with the 2020 Notes, the 2018 Notes, 2021 Notes and the 2023 Notes, the “Notes”).  Pursuant to the One Hundred-Nineteenth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of NRG’s obligations under the Notes.

A copy of the One Hundred-Nineteenth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the One Hundred-Nineteenth Supplemental Indenture is qualified in its entirety by reference to such exhibit.

Ninth Supplemental Indenture

On July 19, 2016, NRG, the subsidiaries of NRG currently party to the 2014 Indenture (defined below), the Guaranteeing Subsidiary, and the Trustee, as trustee under the 2014 Indenture, entered into the ninth supplemental indenture (the “Ninth Supplemental Indenture”), supplementing the indenture, dated as of April 21, 2014 (the “2014 Indenture”), pursuant to which NRG issued $1,000,000,000 aggregate principal amount of 6.25% senior notes due 2024 (the “2024 Notes”).  Pursuant to the Ninth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of NRG’s obligations under the 2024 Notes.

A copy of the Ninth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Ninth Supplemental Indenture is qualified in its entirety by reference to such exhibit.

Second Supplemental Indenture

On July 19, 2016, NRG, the subsidiaries of NRG currently party to the 2016 Indenture (defined below), the Guaranteeing Subsidiary, and the Trustee, as trustee under the 2016 Indenture, entered into the second supplemental indenture (the “Second Supplemental Indenture”), supplementing the indenture, dated as of May 23, 2016 (the “2016 Base Indenture”), as supplemented by the first supplemental indenture, dated as of May 23, 2016 (the “First Supplemental Indenture” and together with the 2016 Base Indenture and the Second Supplemental Indenture, the “2016 Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,000,000,000 aggregate principal amount of 7.25% senior notes due 2026 (the “2026 Notes”). Pursuant to the Second Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of NRG’s obligations under the 2026 Notes.

A copy of the Second Supplemental Indenture is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Second Supplemental Indenture is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

The Exhibit Index attached to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

	By:	/s/ Brian E. Curci
Brian E. Curci
Deputy General Counsel and Corporate Secretary
July 25, 2016

EXHIBIT INDEX

Exhibit No.	Document

4.1	One Hundred-Nineteenth Supplemental Indenture, dated as of July 19, 2016, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.2	Ninth Supplemental Indenture, dated as of July 19, 2016, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.3	Second Supplemental Indenture, dated as of July 19, 2016, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.